Exhibit 10.1

AMENDMENT NO. 2 TO PURCHASE AGREEMENT

This Amendment No. 2 (this “Amendment”), dated June 8, 2022 (the “Effective Date”), is made and entered into by and among: (i) Globis Acquisition Corp., a Delaware corporation (“Globis”); (ii) Lighthouse Capital Limited, a Gibraltar private company limited by shares (“Seller”); (iii) Forafric Agro Holdings Limited, a Gibraltar private company limited by shares (the “Company”); and (iv) Forafric Global PLC (f/k/a Globis NV Merger Corp.), a Gibraltar public company limited by shares (“New Parent”). Globis, Seller, the Company, and New Parent are collectively referred to herein as the “Parties.” Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Securities Purchase Agreement, dated December 19, 2021, as amended by Amendment No. 1, dated as of April 20, 2022 (as further amended, restated, supplemented, or otherwise modified from time to time, the “Purchase Agreement”), by and among Globis, Seller, the Company, and New Parent.

RECITALS

A. Globis, Seller, the Company, and New Parent are parties to the Purchase Agreement.

B. Globis, Seller, the Company, and New Parent now desire to amend the Purchase Agreement in accordance with Section 12.05 of the Purchase Agreement as set forth in this Amendment.

AGREEMENT

Intending to be legally bound hereby, the Parties agree as follows:

1. Amendments.

a. Subclause (i) of Section 1.02(a) of the Purchase Agreement is hereby amended to replace the reference to “$20,000,000” with “$0”.

b. Section 1.02(a) of the Purchase Agreement is hereby amended to add a new subclause (vi) as follows:

“(vi) plus, the deferred payment paid pursuant to Section 1.13.”

c. A new Section 1.13 shall be added to the Purchase Agreement as follows:

“Deferred Payment. On the first anniversary of the Closing Date New Parent shall pay to the Seller the principal sum of $20,000,000 together with interest on the outstanding amount from the Closing Date up to the date of payment (computed on the basis of a 360-day year consisting of twelve (12) months of thirty (30) days) accrued but unpaid thereon at the fixed per annum rate of 8%. If any amount of principal of the said deferred payment and/or interest thereon is unpaid on the said first anniversary of the Closing Date, New Parent shall pay the Seller additional interest on the outstanding amount at the per annum rate of 12% (or at such lower rate as shall be the highest rate permitted under applicable usury laws). The said additional interest shall be calculated and compounded daily by reference to a 360-day year. Notwithstanding anything contained in this Agreement (i) New Parent submits to the exclusive jurisdiction of the Supreme Court of Gibraltar for all purposes associated with the said deferred payment and interest thereon, and (ii) agrees that New Parent’s obligation to pay the same shall be governed and construed in accordance with Gibraltar law.

d. Section 10.07(a)(i) of the Purchase Agreement is hereby deleted in its entirety and replaced as follows:

“(i) At the Seller’s discretion, such amount will be satisfied by (1) release and transfer of Indemnity Shares (valued at $10.50 per share) to Buyer, (2) set-off against any amounts owed by New Parent pursuant to Section 1.13 or set-off against any Earnout Shares (valued at $10.50 per share) that are then-earned and issuable to the Seller pursuant to Section 1.07, (3) the return and cancellation, for no consideration, of any other Buyer Ordinary Shares then held of record and beneficially by the Seller (valued at $10.50 per share), or (4) the payment of immediately available funds to Buyer (in United States Dollars, unless otherwise agreed in writing by the Buyer Indemnitee).”

2. Remaining Provisions of the Purchase Agreement. Except as amended hereby, the terms of the Purchase Agreement remain in full force and effect. On and after the Effective Date, each reference in the Purchase Agreement to “this Agreement” or words of similar import shall mean and be deemed to be a reference to the Purchase Agreement as amended by this Amendment.

3. Miscellaneous. This Amendment may only be amended or modified by a written instrument executed by the Parties and which makes reference to this Amendment. The provisions of Sections 12.01 (Notices), 12.03 (Severability), 12.04 (Expenses), 12.05 (Amendment; Waiver), 12.06 (Beneficiaries; Assignment), 12.07 (Counterparts), 12.09 (Governing Law), 12.10 (Arbitration), 12.16 (Waiver of Jury Trial), and 12.17 (Trust Account Waiver) of the Purchase Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis.

[Signature Pages Follow]

The Parties have caused this Amendment to be duly executed and delivered as of the Effective Date.

GLOBIS:

GLOBIS ACQUISITION CORP.

By:	/s/ Paul Packer
Name:	Paul Packer
Title:	Chief Executive Officer

NEW PARENT:

Forafric Global PLC

By:	/s/ Paul Packer
Name:	Paul Packer
Title:	Director

SIGNATURE PAGE TO PURCHASE AGREEMENT AMENDMENT NO. 2

SELLER:

LIGHTHOUSE CAPITAL LIMITED

By:	/s/ Michael Elbaz
Name:	Michael Elbaz
Title:	Director

COMPANY:

FORAFRIC AGRO HOLDINGS LIMITED

By:	/s/ Michael Elbaz
Name:	Michael Elbaz
Title:	Director

SIGNATURE PAGE TO PURCHASE AGREEMENT AMENDMENT NO. 2